Scudder
Gold
Fund

Semiannual Report
April 30, 1999

No-Load Funds

A mutual fund which seeks maximum return consistent with investing primarily in a portfolio of gold-related equity securities and gold.

A no-load fund with no commissions to buy, sell, or exchange shares.

SCUDDER

                                Scudder Gold Fund
--------------------------------------------------------------------------------
Date of Inception:  9/2/88   Total Net Assets as of       Ticker Symbol:  SCDGX
                             4/30/99: $124.7 million
--------------------------------------------------------------------------------

o Scudder Gold Fund posted a solid 9.89% total return over its most recent semiannual period ended April 30, 1999. The Fund outpaced the -3.06% return of the Salomon/Smith Barney Global Gold Index during the six-month period, and placed in the top 11% of 44 similar gold-oriented mutual funds as tracked by Lipper Analytical Services, Inc.

o Gold bullion struggled to keep from falling below its $280-$295 trading range in the face of possible IMF-related gold sales and forward sales by large gold producers.


THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

Total Returns for Gold and Gold Funds
(Periods ended April 30, 1999)

BAR CHART DATA:

                         Six months          Twelve months
                         ----------          -------------

    Gold bullion,           -1.95%               -7.76%
    London p.m. fix

    Toronto Stock          -11.26%              -20.83%
    Exchange Gold Index

    Salomon/Smith Barney    -3.06%              -19.37%
    Gold Index

    Lipper Average for       2.81%              -17.31%
    Gold-Oriented Funds

    Scudder                  9.89%              -16.96%
    Gold Fund



                                Table of Contents

  3 Letter from the Fund's Chairman      16 Notes to Consolidated Financial
  4 Performance Update                      Statements
  5 Portfolio Summary                    21 Report of Independent Accountants
  6 Portfolio Management Discussion      22 Stockholder Meeting Results
  8 Glossary of Investment Terms         24 Officers and Directors
  9 Investment Portfolio                 25 Investment Products and Services
 12 Consolidated Financial Statements    26 Scudder Solutions
 15 Consolidated Financial Highlights


                              2 - Scudder Gold Fund

                         Letter from the Fund's Chairman

Dear Shareholders,

   We are pleased to report to you concerning Scudder Gold Fund's most recent semiannual performance. The Fund benefited from strong merger and acquisition activity among gold-producing companies during its most recent six-month period. The Fund posted a 9.89% total return over the period, outperforming by a wide margin the 2.81% average of similar gold funds tracked by Lipper.

   We are pleased to announce that Joann M. Barry assumed the role of Scudder Gold Fund's Lead Portfolio Manager on April 5, 1999. Joann joined Scudder Kemper Investments in 1995 as a senior equity analyst, and has worked elsewhere as a senior equity analyst and portfolio manager, having begun her investment career in 1988. Robert D. Hardiman, who recently joined Scudder Kemper as a senior equity analyst for mutual funds and institutional asset management, completes the Fund's portfolio team. Robert has 25 years of investment experience as a commodity and specialty chemical analyst.

   For those of you interested in new Scudder products, we are pleased to introduce Scudder Select 500 Fund and Scudder Select 1000 Growth Fund. Both funds are managed with the goal of pursuing long-term outperformance compared to their benchmark indices, the S&P 500 Index and the Russell 1000 Growth Index, respectively. For more information on either Select fund, please call us at the number below.

   If you have any questions regarding Scudder Gold Fund or any other Scudder fund, please call an Investor Relations representative at 1-800-225-2470. Or visit Scudder's Web site at www.scudder.com.

   Sincerely,

   /s/Daniel Pierce

   Daniel Pierce
   Chairman,
   Scudder Gold Fund

                             3 - Scudder Gold Fund

                     Performance Update as of April 30, 1999

   --------------------------------------------
   Fund Index Comparisons
   --------------------------------------------
                          Total Return
   --------------------------------------------

   Period Ended  Growth of             Average
   4/30/1999     $10,000   Cumulative   Annual
   --------------------------------------------
   Scudder Gold Fund
   --------------------------------------------
   1 Year      $  8,304     -16.96%   -16.96%
   5 Year      $  8,032     -19.68%    -4.29%
   10 Year     $  9,974      -0.26%    -0.03%
   --------------------------------------------
   S&P 500 Index
   --------------------------------------------
   1 Year      $ 12,181      21.81%    21.81%
   5 Year      $ 32,891     228.91%    26.87%
   10 Year     $ 56,120     461.20%    18.81%


   --------------------------------------------
   Growth of a $10,000 Investment
   --------------------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:


             S&P 500 Index             Scudder Gold Fund

     '89        10000                     10000
     '90        11056                      9855
     '91        13003                      8615
     '92        14829                      7769
     '93        16201                     10081
     '94        17062                     12417
     '95        20040                     12300
     '96        26094                     19234
     '97        32653                     15306
     '98        46070                     12011
     '99        56120                      9973

Yearly periods ended April 30

The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. Returns and Per Share Information

   --------------------------------------------
     Returns and Per Share Information
   --------------------------------------------


THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:

Yearly periods ended April 30



                                      1990     1991     1992    1993     1994     1995     1996    1997     1998     1999
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value                     $ 10.49  $ 9.17   $ 8.27   $ 10.73 $ 12.95  $ 12.15  $ 16.53  $ 10.95 $ 8.43   $ 7.01
------------------------------------------------------------------------------------------------------------------------------
Income Dividends                    $  .01   $   --   $   --   $   --  $  .24   $  .25   $ 1.08   $ 2.39  $  .14   $   --
------------------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions         $  .09   $   --   $   --   $   --  $   --   $  .47   $  .63   $  .26  $   --   $   --
------------------------------------------------------------------------------------------------------------------------------
Fund Total Return (%)                -1.44   -12.58    -9.81    29.75   23.17     -.93    56.38   -20.42  -21.53   -16.96
------------------------------------------------------------------------------------------------------------------------------
Index Total Return (%)               10.56    17.61    14.04     9.25    5.31    17.45    30.21    25.14   41.09    21.81
------------------------------------------------------------------------------------------------------------------------------

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

                             4 - Scudder Gold Fund

                     Portfolio Summary as of April 30, 1999

---------------------------------------------
Diversification

---------------------------------------------

   As a percentage of net assets

      Equity Holdings               101%
      Cash Equivalents, net          -1%
   --------------------------------------
                                    100%
   --------------------------------------

  The Fund was fully invested as of the close of the period.


---------------------------------------------
 Quality Distribution

---------------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

   Tier breakdown of the Fund's common
   stocks

      Tier I
      Premier gold producing companies       52%

      Tier II
      Major established gold producers       23%

      Tier III
      Junior gold producers with
      medium cost production                 14%

      Tier IV
      Companies with some gold
      production on stream or in startup      6%

      Tier V
      Primarily exploration companies
      with or without mineral reserves        5%
   --------------------------------------
                                    100%
   --------------------------------------

   During the period, the Fund continued its shift into additional Tier I gold producers with strong balance sheets and low production costs.


---------------------------------------------
  Ten Largest Equity Holdings
  (51% of Portfolio)
---------------------------------------------

    1. Newmont Mining Corp.
       International gold exploration and
       mining company

    2. Barrick Gold Corp.
       Gold exploration and production
       in North and South America

    3. Placer Dome, Inc.
       Gold, silver and copper mining
       company

    4. Homestake Mining Co.
       Major international gold producer

    5. Stillwater  Mining Co.
       Exploration and development of mines in Montana producing platinum, palladium and associated metals

    6. Impala Platinum Holdings Ltd.
       Platinum, nickel and copper mining

    7. Ashanti Goldfields Co., Ltd.
       Leading gold producer

    8. Anglo American Platinum Corp.
       Platinum mining company

    9. Normandy Mining Ltd.
       Mining and oil enterprises

   10. Euro-Nevada Mining, Ltd.
       Large North American royalty owner


    The Fund benefited from the consolidation of its second and third largest holdings as of October 31, 1998, when Barrick Gold agreed to purchase Sutton Resources.


For more complete details about the Fund's investment portfolio, see page 9. A quarterly Fund Summary and Portfolio Holdings are available upon request.

                             5 - Scudder Gold Fund

                         Portfolio Management Discussion

Dear Shareholders,

Scudder Gold Fund posted a solid 9.89% total return over its most recent semiannual period ended April 30, 1999, even as gold bullion retreated to the bottom of its current trading range. The Fund outpaced the -3.06% return of the Salomon/Smith Barney Global Gold Index during the six-month period, and placed in the top 11% of 44 similar gold-oriented mutual funds as tracked by Lipper Analytical Services, Inc. Over the period, the Fund's net asset value increased from $6.37 to $7.01 per share.

                         Additional Central Bank Sales?

After advancing in the wake of global economic instability in the late summer and early fall of 1998, the price of gold declined from $295 to $287 during the six-month period ended April 30, 1999. Negatively affecting gold prices were discussions concerning possible International Monetary Fund (IMF)-sponsored gold sales by several central banks, as well as forward sales by several large gold producers. (In "selling forward," gold producers sell on the open market gold that will not be mined for between six months and four years, similar to "selling short" in the stock market; as with short sales, a forward sale can be canceled through a "buyback" transaction. Gold producers use the forward markets to lock in profits for mining projects.)

At the same time, several factors provided support to gold pricing during the period: 1) the fact that jewelry fabrication demand still exceeds the current supply of newly mined gold; 2) Asia's incipient economic recovery, which should continue to exert upward pressure on gold's price, since the continent is the world's largest gold consumer; 3) ongoing worries over a possible currency devaluation by China (no matter how unlikely, since the threat of devaluation is an important bargaining chip in China's negotiations with its trading partners); and 4) the European Central Bank's announcement over the period that it would maintain a higher absolute level of reserves, and would increase the percentage of its reserves held in gold bullion.

While gold bullion prices slumped during the period, the performance of gold stocks was boosted by increased merger and acquisition activity among gold-producing firms. In particular, Scudder Gold Fund benefited from the consolidation of its second and third largest holdings (as of October 31, 1998) when Barrick Gold agreed to purchase Sutton Resources.

                              A Consistent Strategy

Scudder Gold Fund seeks maximum return by investing in a portfolio of primarily gold-related investments. Over the period, the Fund continued its shift into additional Tier I and Tier II gold stocks -- premier and major established gold producers with strong balance sheets and low production costs. In particular, we focused on producers that we feel are well positioned to withstand the current low level of gold prices.

In addition, with the exception of strong takeover candidates, the Fund continued to scale down its holdings in small exploration stocks because of their illiquidity and because we feel they currently carry excessive risk compared with their return potential. The Fund also continues to diversify

                             6 - Scudder Gold Fund
extensively by region, with holdings in twelve regions.

                                     Outlook

Following the close of the period, the gold bullion market was stung by Britain's announcement that its central bank will sell 58% of its gold reserves over 1999 and 2000. Despite this announcement, mitigated by the fact that the sales will be conducted transparently (rather than in secret as in the past), we remain optimistic that gold will continue to be a useful financial hedge for many investors. Gold is especially relevant given the stock and bond markets' recent worries over higher interest rates and a possible recurrence of inflation. In addition, an increased level of merger and acquisition activity in response to lower gold prices should continue to boost gold stock performance. We believe Scudder Gold Fund remains an appropriate investment for those seeking portfolio diversification and participation in the world's gold and precious metals markets. Thank you for investing with Scudder.

Sincerely,

Your Portfolio Management Team

/s/Joann M. Barry     /s/Robert D. Hardiman

Joann M. Barry        Robert D. Hardiman



                             7 - Scudder Gold Fund

                          Glossary of Investment Terms

CENTRAL BANK               A national bank that issues currency, administers
                           monetary policy (including open market operations), holds deposits representing the reserves of other banks, and engages in operations designed to facilitate the conducting of business and the protection of the public interest. In the United
                           States, central banking is a function of the Federal
                           Reserve system.

DIVERSIFICATION            The spreading of risk by putting assets in several
                           categories of assets -- stocks, bonds, money market instruments, and precious metals, for example.

INFLATION                  An overall increase in the prices of goods and
                           services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace -- in other words, when too much money is chasing too few goods.

LIQUIDITY                  A stock that is liquid has enough shares outstanding
                           and a sufficiently substantial market capitalization to allow large purchases and sales to occur without causing a significant move in its market price.

MARKET CAPITALIZATION      The value of a company's outstanding shares of
                           common stock, determined by multiplying the number of shares outstanding by the share price
                           (shares x price = market capitalization).

NET ASSET VALUE (NAV)      The price per share of a mutual fund based on
                           the sum of the market value of all the securities owned by the fund divided by the number of outstanding shares.

TOTAL RETURN               The most common yardstick to measure the
                           performance of a fund. Total return -- annualized or compound -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

                             8 - Scudder Gold Fund

                   Investment Portfolio as of April 30, 1999

                                                                                                         Principal      Market
                                                                                                           Amount      Value ($)
---------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 2.2%
---------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 4/30/1999 at 4.87%, to be
  repurchased at $2,702,096 on 5/3/1999, collateralized by a $2,731,000 U.S. Treasury Bond,                           -----------
  3.875%, 4/15/2029 (Cost $2,701,000) .................................................................    2,701,000    2,701,000
                                                                                                                      -----------
Short Term Investments 16.0%
---------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. Discount Note, 4.97%, 5/3/1999** (Cost $19,994,556) ..................   20,000,000   19,994,556
                                                                                                                      -----------

                                                                                                            Shares
---------------------------------------------------------------------------------------------------------------------------------
Common Stocks 101.4%
---------------------------------------------------------------------------------------------------------------------------------
Australia 11.5%
Acacia Resources Ltd. (Gold and mineral exploration company with operations throughout
  Australia) ..........................................................................................    1,600,000    2,223,480
Delta Gold NL (Emerging junior exploration company primarily in Australia with important
  platinum property in Zimbabwe) ......................................................................    1,400,000    2,177,157
Newcrest Mining, Ltd.* (Senior gold producer and exploration company) .................................    1,550,000    3,559,222
Normandy Mining Ltd. (Mining and oil enterprises) .....................................................    5,098,214    4,419,603
Resolute Ltd. (Exploration and production of gold and other minerals) .................................    2,500,000    1,885,987
                                                                                                                      -----------
                                                                                                                       14,265,449
                                                                                                                      -----------
Bolivia 0.2%
Corriente Resources, Inc.* (Mining and processing of gold, bismuth, tin and tungsten in
  South America) ......................................................................................      275,000      188,615
                                                                                                                      -----------
Canada 6.8%
Cambior, Inc. (Medium-sized gold producer with a major mine in Guyana) ................................      250,000    1,011,660
Euro-Nevada Mining, Ltd. (Large North American royalty owner) .........................................      250,000    4,278,121
Goldcorp Inc. "A"* (Owner and operator of gold mines) .................................................      300,000    1,810,700
Kinross Gold Corp.* (Gold mining company, with interests in Zimbabwe) .................................      600,000    1,337,449
Repadre Capital Corp.* (Junior gold royalty company) ..................................................       50,000       89,163
                                                                                                                      -----------
                                                                                                                        8,527,093
                                                                                                                      -----------
Ghana 5.2%
Ashanti Goldfields Co., Ltd. (GDR) (Leading gold producer) ............................................      525,000    4,725,000
Ashanti Goldfields Co., Ltd.* (Preference shares) (b) .................................................      154,701      236,693
Ranger Minerals NL (Gold producer and exploration company) ............................................      600,000    1,568,347
                                                                                                                      -----------
                                                                                                                        6,530,040
                                                                                                                      -----------
Indonesia 1.6%
Freeport McMoRan Copper & Gold, Inc. "A" (Mining company) .............................................      140,000    2,038,750
                                                                                                                      -----------
Niger 0.7%
Etruscan Enterprises Ltd.* (Exploration and development of gold prospect) .............................    1,350,000      814,815
                                                                                                                      -----------

    The accompanying notes are an integral part of the financial statements.

                          9 - Scudder Gold Fund

                                                                                                   Principal     Market
                                                                                                    Amount      Value ($)
---------------------------------------------------------------------------------------------------------------------------------
Peru 2.6%
Compania de Minas Buenaventura S.A. "B" (ADR) (Mining company) ...............................      200,000    3,225,000
                                                                                                              ----------
South Africa 17.8%
Anglo American Platinum Corp. (Platinum mining company) ......................................      250,000    4,560,394
AngloGold Ltd. (ADR) (Gold exploration and mining company) ...................................      175,000    4,178,125
Driefontein Consolidated Ltd. (ADR) (Gold mining and exploration) ............................      150,000      609,375
Gold Field Ltd. (Gold exploration and mining) ................................................      450,000    2,791,701
Harmony Gold Mining Co., Ltd. (Gold mining company) ..........................................      500,000    2,875,924
Impala Platinum Holdings Ltd. (Platinum, nickel and copper mining) ...........................      250,000    5,686,113
Kroondal Platinum Mines Ltd. Warrants* (expire 8/31/2000) (Platinum, palladium and rhodium
  mining company) ............................................................................      450,000      111,668
Kroondal Platinum Mines, Ltd.* ...............................................................    1,100,000    1,410,025
                                                                                                              ----------
                                                                                                              22,223,325
                                                                                                              ----------
United States 8.9%
Getchell Gold Corp.* (Developer of a gold mining project in Nevada) ..........................      100,000    3,412,500
Piedmont Mining Co.* (Gold mining and development company in the Carolinas) (d) ..............      800,000       34,000
Piedmont Mining Co.* (d) .....................................................................      700,000       29,750
Stillwater Mining Co.* (Exploration and development of mines in Montana producing platinum,
  palladium and associated metals) ...........................................................      248,181    7,026,625
X-Cal Resources* (Gold exploration and mining in Nevada and British Columbia) ................    1,714,286      423,280
X-Cal Resources Units* (Private placement) (expire 5/14/1999) (b) (c) ........................      500,000      130,316
                                                                                                              ----------
                                                                                                              11,056,471
                                                                                                              ----------
Venezuela 0.0%
El Callao Mining Corp. (Gold exploration and development company with interests in Venezuela)       104,500       10,751
                                                                                                              ----------
West Africa 2.6%
IAMGOLD* (Development and funding of precious metal mining in west Africa) ...................    1,200,000    3,209,877
                                                                                                              ----------
Zimbabwe 0.1%
Zimbabwe Platinum Mines Ltd.* (Mining company which explores for platinum) ...................      502,680      119,753
                                                                                                              ----------
International 43.4%
Apex Silver Mines Ltd.* (Developer of silver properties in South America, Central America, and
  Central Asia) ..............................................................................      100,000    1,262,500
Barrick Gold Corp. (Gold exploration and production in North and South America) ..............      624,100   12,560,013
Battle Mountain Canada (Gold and silver mining) ..............................................      400,000    1,146,776
Homestake Mining Co. (Major international gold producer) .....................................      900,000    8,606,250
Meridian Gold Inc.* (Gold exploration and production) ........................................      650,000    3,722,565
Newmont Mining Corp. (International gold exploration and mining company) .....................      575,000   13,835,935
Placer Dome Inc. (Gold, silver and copper mining company) ....................................      750,400   10,602,359

                          10 - Scudder Gold Fund


                                                                                                                          Market
                                                                                                             Shares      Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Solitario Resources Corp.* (Precious and base metals exploration company primarily in Argentina
  and Peru) ..........................................................................................        600,000        658,436
TVX Gold, Inc.* (International gold and silver mining) ...............................................      1,400,000      1,632,373
Vengold Inc.* (Gold exploration and development company with interests in Papua New Guinea,
  Venezuela and Indonesia) ...........................................................................        751,400        144,302
                                                                                                                        ------------
                                                                                                                          54,171,509
------------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $104,570,061)                                                                                  126,381,448
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                % of
                                                                                                             Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio (Cost $127,265,617) (a) ...................................................         119.6    149,077,004
Other assets and liabilities, net ....................................................................         -19.6    (24,426,159)
                                                                                                             -------   ------------
Net Assets............................................................................................         100.0    124,650,845
                                                                                                             =======   ============

    * Non-income producing security or commodity.

   ** Annualized yield at time of purchase; not a coupon rate. (Unaudited)

  (a) The cost for federal income tax purposes was $135,365,812. At April 30, 1999, net unrealized appreciation for all investment securities based on tax cost was $13,711,192. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of market value over tax cost of $26,218,391 and aggregate gross unrealized depreciation for all investment securities in which there was an excess of tax cost over market value of $12,507,199.

  (b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $367,009 (.29% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at April 30, 1999 aggregated $193,969. These securities may also have certain restrictions as to resale.

  (c) Restricted Securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The aggregate fair value of restricted securities at April 30, 1999, amounted to $130,316 which represents .10% of net assets. Information concerning such restricted securities at April 30, 1999 is as follows:

     Security               Shares          Acquisition Date       Cost ($)
     --------        --------------------  -----------------  -----------------
     X-Cal Resources       500,000           3/19/1998             193,969


  (d) Affiliated issuers (see Notes to Consolidated Financial Statements).


      Transactions in written options during the period ended April 30, 1999 were:

                                               Options on Securities
                                     -------------------------------------------
                                          Contracts        Premiums Received ($)
                                     --------------------  ---------------------
                                     --------------------  ---------------------
     Outstanding at October 31, 1998            --                    --
     Written                                 2,000               353,375
     Exercised                                (528)             (110,791)
     Expired                                (1,472)             (242,584)
                                           -------               --------
     Outstanding at April 30, 1999              --                    --
                                           ========              ========

The accompanying notes are an integral part of the consolidated financial statements.

                          11 - Scudder Gold Fund

                              Financial Statements

                Consolidated Statement of Assets and Liabilities
                              as of April 30, 1999

Assets
------------------------------------------------------------------------------------------------------------------------------
                  Investments, at market:
                     Unaffiliated issuers (identified cost $126,046,517) ...........   $ 149,013,254
                     Affiliated issuers (identified cost $1,219,100) ...............          63,750
                                                                                       -------------
                  Total investments, at market (identified cost $127,265,617) ......     149,077,004
                  Foreign currency holdings, at market (identified cost $187) ......             190
                  Receivable for Fund shares sold ..................................       1,512,944
                  Dividends and interest receivable ................................         296,755
                  Receivable for investments sold ..................................           4,774
                  Other assets .....................................................           1,562
                                                                                       -------------
                  Total assets .....................................................     150,893,229
Liabilities
------------------------------------------------------------------------------------------------------------------------------
                  Due to custodian bank ............................................           3,415
                  Payable for investments purchased ................................      19,969,981
                  Payable for Fund shares sold .....................................       5,927,468
                  Accrued management fee ...........................................          91,977
                  Other payables and accrued expenses ..............................         249,543
                                                                                       -------------
                  Total liabilities ................................................      26,242,384
                 -----------------------------------------------------------------------------------
                  Net assets, at market value                                          $ 124,650,845
                 -----------------------------------------------------------------------------------
Net Assets
------------------------------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Accumulated  distributions in excess of net investment  income
                     (loss).........................................................        (358,360)
                  Net unrealized  appreciation  (depreciation)
                  on:
                     Investment securities .........................................      21,811,387
                     Foreign currency related transactions .........................           1,248
                  Accumulated net realized gain (loss) .............................     (98,381,221)
                  Paid-in capital ..................................................     201,577,791
                 -----------------------------------------------------------------------------------
                  Net assets, at market value                                          $ 124,650,845
                 -----------------------------------------------------------------------------------
Net Asset Value
------------------------------------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share
                     ($124,650,845 / 17,783,791 shares of capital stock outstanding,   -------------
                     $.01 par value, 100,000,000 shares of capital stock authorized)   $        7.01
                                                                                       -------------

The accompanying notes are an integral part of the consolidated financial statements.

                          12 - Scudder Gold Fund

                      Consolidated Statements of Operations

                         six months ended April 30, 1999

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                  Income:
                  Dividends (net of foreign taxes withheld of $29,689) ..........   $  1,001,365
                  Interest ......................................................        279,748
                                                                                    ------------
                                                                                       1,281,113
                                                                                    ------------
                  Expenses:
                  Management fee ................................................        572,421
                  Services to shareholders ......................................        318,352
                  Custodian and accounting fees .................................        125,406
                  Directors' fees and expenses ..................................         19,196
                  Auditing ......................................................         36,637
                  Reports to shareholders .......................................         34,546
                  Registration fees .............................................         28,304
                  Legal .........................................................         31,527
                  Other .........................................................          8,574
                                                                                    ------------
                                                                                       1,174,963
                 -----------------------------------------------------------------------------------
                  Net investment income (loss)                                           106,150
                 -----------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                  Investments-- Unaffiliated issuers ............................     (9,060,405)
                  Investments-- Affiliated issuers ..............................       (432,316)
                  Platinum ......................................................          4,482
                  Futures .......................................................         34,172
                  Written options ...............................................         15,875
                  Foreign currency related transactions .........................          5,821
                                                                                    ------------
                                                                                      (9,432,371)
                                                                                    ------------
                  Net unrealized  appreciation  (depreciation) during the period on:
                  Investment securities .........................................     20,344,604
                  Platinum ......................................................         73,613
                  Futures .......................................................        (43,180)
                  Foreign currency related transactions .........................        (39,636)
                                                                                    ------------
                                                                                      20,335,401
                 -----------------------------------------------------------------------------------
                  Net gain (loss) on investment transactions                          10,903,030
                 -----------------------------------------------------------------------------------
                 -----------------------------------------------------------------------------------
                  Net increase (decrease) in net assets resulting from operations   $ 11,009,180
                 -----------------------------------------------------------------------------------

The accompanying notes are an integral part of the consolidated financial statements.

                          13 - Scudder Gold Fund

                Consolidated Statements of Changes in Net Assets

                                                                                          Four Months
                                                                         Six Months          Ended
                                                                           Ended          October 31,
                                                                         April 30             1998          Year Ended
Increase (Decrease) in Net Assets                                           1999            (Note F)      June 30, 1998
------------------------------------------------------------------------------------------------------------------------------------
                  Net investment income (loss) ......................   $     106,150    $     (31,517)   $      64,784
                  Net realized gain (loss) from investment
                     transactions ...................................      (9,432,371)     (27,938,959)     (50,731,480)
                  Net unrealized appreciation (depreciation) on
                     investment transactions during the period ......      20,335,401       26,737,732      (12,911,654)
                                                                        -------------    -------------    -------------
                  Net increase (decrease) in net assets resulting
                     from operations.................................      11,009,180       (1,232,744)     (63,578,350)
                                                                        -------------    -------------    -------------
                  Distributions to shareholders:
                  In excess of net investment income ................              --               --       (2,264,120)
                                                                        -------------    -------------    -------------
                  Fund share transactions:
                  Proceeds from shares sold .........................     233,325,947      273,681,361      749,811,359
                  Net asset value of shares issued to shareholders in
                     reinvestment of distributions ..................            --               --          2,054,132
                  Cost of shares redeemed ...........................    (250,081,194)    (274,183,250)    (717,824,287)
                                                                        -------------    -------------    -------------
                  Net increase (decrease) in net assets from Fund
                     share transactions..............................     (16,755,247)        (501,889)      34,041,204
                                                                        -------------    -------------    -------------
                  Increase (decrease) in net assets .................      (5,746,067)      (1,734,633)     (31,801,266)
                  Net assets at beginning of period .................     130,396,912      132,131,545      163,932,811
                  Net assets at end of period (including accumulated
                     distributions in excess of net investment income
                     of $358,360, $464,510, and $7,582,297,             -------------    -------------    -------------
                     respectively) ..................................   $ 124,650,845    $ 130,396,912    $ 132,131,545
                                                                        -------------    -------------    -------------
Other Information
------------------------------------------------------------------------------------------------------------------------------
                  Increase (decrease) in Fund shares
                  Shares outstanding at beginning of period .........      20,470,266       19,861,886       15,622,172
                                                                        -------------    -------------    -------------
                  Shares sold .......................................      37,031,828       43,924,388       92,092,490
                  Shares issued to shareholders in reinvestment of
                     distributions ..................................              --               --          282,938
                  Shares redeemed ...................................     (39,718,303)     (43,316,008)     (88,135,714)
                                                                        -------------    -------------    -------------
                  Net increase (decrease) in Fund shares ............      (2,686,475)         608,380        4,239,714
                                                                        -------------    -------------    -------------
                  Shares outstanding at end of period ...............      17,783,791       20,470,266       19,861,886
                                                                        -------------    -------------    -------------

The accompanying notes are an integral part of the consolidated financial statements.

                          14 - Scudder Gold Fund

                        Consolidated Financial Highlights

The following table includes selected data (a) for a share outstanding throughout each period and other performance information derived from the financial statements.



                                                     Four Months
                                                        Ended
                                    Six Months        October 31,
                                 Ended April 30,         1998                       Years Ended June 30,
                                     1999             (Note F)        1998       1997        1996        1995       1994
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of        ------------------------------------------------------------------------------------
  period........................     $ 6.37           $ 6.65        $ 10.49    $ 15.34     $ 12.86     $ 12.64    $ 12.13
                                     ------------------------------------------------------------------------------------
Income from investment
  operations:
Net investment income (loss)....        .01              .00            .00      (.08)       (.09)       (.08)      (.10)
Net realized and unrealized
  gain (loss) on investment
  transactions..................        .63            (.28)         (3.70)     (2.12)        4.28        1.02        .85
                                     ------------------------------------------------------------------------------------
Total from investment operations        .64            (.28)         (3.70)     (2.20)        4.19         .94        .75
                                     ------------------------------------------------------------------------------------
Less distributions:
In excess of net investment
  income........................         --               --          (.14)     (2.39)       (1.08)       (.25)      (.24)
From net realized gains on
  investment transactions.......         --               --            --       (.26)        (.63)       (.47)        --
                                     ------------------------------------------------------------------------------------
Total distributions                      --               --          (.14)     (2.65)       (1.71)       (.72)      (.24)
                                     ------------------------------------------------------------------------------------
                                     ------------------------------------------------------------------------------------
Net asset value, end of period..     $ 7.01           $ 6.37       $  6.65    $ 10.49      $ 15.34     $ 12.86    $ 12.64
------------------------------------------------------------------------------------------------------------------------------
Total Return (%) ...............       9.89**          -4.21**      -35.45     -17.72        36.91        7.50       6.35
Ratios and Supplemental Data
Net assets, end of period
  ($ millions)..................        125              130           132        164          173         126        130
Ratio of operating expenses to
  average daily net assets (%)..       2.05*            2.13*         1.82       1.60         1.50        1.65       1.69
Ratio of net investment income
  (loss) to average daily
  net assets (%)................        .19*            (.08)*         .04       (.62)        (.61)       (.69)      (.81)
Portfolio turnover rate (%)            85.0*           153.6*         68.3       38.9         29.7        42.0       50.8

(a) Based on monthly average shares outstanding during the period.
*   Annualized
**  Not annualized


                          15 - Scudder Gold Fund

                   Notes to Consolidated Financial Statements

                       A. Significant Accounting Policies

Scudder Gold Fund (the "Fund") is a non-diversified series of Scudder Mutual Funds, Inc. (the "Corporation"). The Corporation is a Maryland corporation, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Principles of Consolidation. The consolidated financial statements of the Fund include the accounts of the Fund and Scudder Precious Metals, Inc., a wholly-owned subsidiary of the Corporation, whose principal assets are precious metals. All intercompany accounts and transactions have been eliminated.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on Nasdaq. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation shall be used.

Portfolio debt securities other than money market instruments purchased with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options on securities and wrote call options on securities as a hedge against potential adverse price movements in the value of portfolio assets. In addition, during the period, the Fund wrote put options on securities to enhance potential gains.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire, it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

                             16 - Scudder Gold Fund

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Precious Metals Valuation. Gold bullion will be valued on quotations obtained from U.S. dealers and on the London afternoon gold price. Precious metals other than gold will be valued on current prices provided by market makers.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the repurchase price.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.


                             17 - Scudder Gold Fund

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date).

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. The Fund paid no federal income taxes and no federal income tax provision was required. At October 31, 1998, the Fund had a net tax basis capital loss carryforward of approximately $78,000,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2005 ($24,000,000) or October 31, 2006 ($54,000,000), the respective expiration dates, whichever comes first.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

                             18 - Scudder Gold Fund

Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment security and precious metals transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All premiums and discounts are amortized or accreted for both tax and financial reporting purposes.

                             B. Purchases and Sales

During the six months ended April 30, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $45,125,187 and $45,806,008, respectively. During the six months ended April 30, 1999 the aggregate value of platinum sold was $729,966.

The aggregate face value of futures contracts closed during the six months ended April 30, 1999 was $5,843,976. There were no futures contracts opened during the period.

                               C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 1% of the Fund's average net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 1999, the fee pursuant to this Agreement aggregated $572,421, of which $91,977 is unpaid at April 30, 1999.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent. For the six months ended April 30, 1999, the amount charged to the Fund by SSC aggregated $210,041, of which $36,049 is unpaid at April 30, 1999.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended April 30, 1999, the amount charged to the Fund by STC aggregated $11,368, of which $1,895 is unpaid at April 30, 1999.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 1999, the amount charged to the Fund by SFAC aggregated $29,923, of which $9,599 is unpaid at April 30, 1999.

The Fund pays each Director not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended April 30, 1999, Directors' fees and expenses aggregated $19,196.

                                D. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based

                             19 - Scudder Gold Fund
on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 1/3 percent of its net assets under the agreement.

              E. Transactions in Securities of Affiliated Issuers

An affiliated issuer is a company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions with companies which are or were affiliates for the six months ended April 30, 1999 is as follows:


                                               Purchases       Sales        Dividend      Market
                     Affiliate                  Cost ($)     Proceeds($)    Income ($)    Value ($)
    -----------------------------------------------------------------------------------------------
    International Roraima Gold Corp.                --        13,830            --           --
    Piedmont Mining Co.                             --            --            --       63,750
                          -------------------------------------------------------------------------
                                                    --        13,830            --       63,750
                          =========================================================================

                               F. Year End Change

On September 15, 1998, the Board of Directors of the Fund changed the fiscal year end from June 30 to October 31.




                             20 - Scudder Gold Fund

                        Report of Independent Accountants

To the Board of Directors of Scudder Mutual Funds, Inc. and the Shareholders of Scudder Gold Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the investment portfolio, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of Scudder Gold Fund (the "Fund") at April 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These consolidated financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                               PricewaterhouseCoopers LLP
June 16, 1999




                             21 - Scudder Gold Fund

                          Stockholder Meeting Results

A Special Meeting of Stockholders (the "Meeting") of Scudder Gold Fund (the "Fund") was held on December 15, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.

                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------
         9,594,098           671,231           523,820              0


2. To approve the revision of the Fund's fundamental lending policy.

                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------
         7,957,578          1,061,165          679,140          1,091,266





--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


                             22 - Scudder Gold Fund

                                    This Page
                                  intentionally
                                   left blank.






                             23 - Scudder Gold Fund

                                Officers and Directors

Daniel Pierce*
Chairman of the Board, President
and Director

Paul Bancroft III
Director; Venture Capitalist and
Consultant

Sheryle J. Bolton
Director; Chief Executive Officer,
Scientific Learning Corporation

William T. Burgin
Director; General Partner, Bessemer
Venture Partners

Keith R. Fox
Director; Private Equity Investor

William H. Luers
Director; Chairman and President,
U.N. Association of the U.S.A.

Kathryn L. Quirk*
Director, Vice President and
Assistant Secretary

Joan E. Spero
Director; President, Doris Duke
Charitable Foundation

Thomas J. Devine
Honorary Director; Consultant

Robert G. Stone, Jr.
Honorary Director; Chairman
Emeritus and Director, Kirby
Corporation

Joann M. Barry*
Vice President

Thomas W. Joseph*
Vice President

Ann M. McCreary*
Vice Presidnet

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary


                          *Scudder Kemper Investments, Inc.

                             24 - Scudder Gold Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market^+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free^+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Select 1000 Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans

Variable Annuities
  Scudder Horizon Plan**+++ +++
  Scudder Horizon Advantage**+++ +++ +++

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. +++ +++ +++A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                             25 - Scudder Gold Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                             26 - Scudder Gold Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder
          Brokerage account already reserved for them, with
          no minimum investment. For information about
          Scudder Brokerage Services, call 1-800-700-0820.



          Fund Folio funds held less than six months will be charged a transaction fee. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                             27 - Scudder Gold Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER